Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street Mclean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures
BMW Financial Services NA, LLC (the “Company”)
Barclays Capital Inc.
(together, the “Specified Parties”)
Re: BMW Vehicle Owner Trust 2019-A – Data File and XML Data File Procedures
We have performed the procedures described below, which were agreed to by the Specified Parties, on the following:
(i)
specified attributes identified by the Company in the electronic data file entitled “2019-A Initial pool cut to KPMG $2.050B 7-11-19.csv,” (the “Data File”) provided by the Company on July 25, 2019, containing information related to 71,866 automobile retail installment sale contracts (the “Receivables”) as of June 30, 2019 (the “Cutoff Date”); and,

(ii)
specified attributes identified by the Company in the electronic data file entitled “2019-A ALD for KPMG 100 Samples as of 63019-sent.xlsx” (the “XML Data File”) provided by the Company on July 25, 2019, containing information related to the Selected Receivables (defined below) as of the Cutoff Date each pertaining to the Receivables which we were informed are intended to be included as collateral in the offering of BMW Vehicle Owner Trust 2019-A, Asset-Backed Notes. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the Source Documents (defined below) indicated in the procedure and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the results to the information shown and found it to be in agreement, unless otherwise stated.  Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts were within $0.01 and dates were within one (1) day, unless otherwise stated.
•	The term “Electronic Lien Title State List” means a list of states provided by the Company where Title Documents are filed electronically and include: California and Florida.
•	The term “Title Documents” means the Certificate of Title, Application for Title, Lien Statement, Electronic Title Document, or Title Request Form.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity.

•	The term “BMW Defined Rate” means the Original BMWFS Defined Rates in the Company’s Funding System.
•
The term “Source Documents” means the following information provided by the Company:  Motor Vehicle Installment Sale Contract; Modification Letter; Electronic Lien Title State List; Title Documents; Registration Application; Credit Application; and information obtained from the Company’s Customer Express System, Company’s Funding System, Company’s Credit System, and Loan Center System.

I.	Data File Procedures
A.
We randomly selected 100 Receivables from the Data File as instructed by the Company and listed in Exhibit A, attached hereto (the “Selected Receivables”).  For the purpose of this procedure, the Company did not inform us as to the basis for how they determined the number of Selected Receivables that we were instructed to randomly select from the Data File.

B.
For each Selected Receivable, we compared or recomputed the attributes listed below to or using the corresponding information in the Source Documents, utilizing instructions provided by the Company (as applicable) to the corresponding information in the Data File. Where more than one Source Document is listed, we compared the Source Documents in the order listed below until such attribute was agreed.

Attribute (Field Name in the Data File)	Source Document(s)/Instruction
First Payment Date (FirstPaymentDate)	Motor Vehicle Installment Sale Contract
Original Amount Financed (FinanceAmt)	Motor Vehicle Installment Sale Contract
Current Principal Balance (RemainingBalanceAmt)	Company’s Customer Express System
New/Used Classification (NewUsedCode)
Motor Vehicle Installment Sale Contract, Company’s Funding System
For purposes of comparing the New/Used Classification, we were instructed by the Company to use the Company’s Funding System to observe if the vehicle was a service loaner car and deem the vehicle classification to be “New” if the motor vehicle was a service loaner car.

Interest Rate (APR)	Motor Vehicle Installment Sale Contract or Modification Letter
Monthly Base Payment Amount (MonthlyPaymentAmt)	Company’s Customer Express System, Motor Vehicle Installment Sale Contract, Modification Letter
Maturity Date (ContractEndDate)
Company’s Customer Express System, Motor Vehicle Installment Sale Contract
For purposes of comparing the Maturity Date, we were instructed by the Company to deem the Maturity Date to be in agreement if the difference was not greater than one (1) day.

State of Registration (GaragingStateCode)	Title Documents
Vehicle Identification Number (VIN)	Motor Vehicle Installment Sale Contract

Attribute (Field Name in the Data File)	Source Document(s)/Instruction
Vehicle Model Year (ModelYear)	Motor Vehicle Installment Sale Contract
Adjusted Manufacturer’s Suggested Retail Price (MSRPAmt)	Company’s Funding System, Credit Application, Motor Vehicle Installment Sale Contract
FICO Credit Score (HighestTotalCreditScore)	Company’s Credit System, Loan Center System
Remaining Term to Maturity (RemainingTerm)
As instructed by the Company, we recomputed the Remaining Term to Maturity using the Maturity Date contained in the Motor Vehicle Installment Sale Contract or the Company’s Express System and the Cutoff Date.

Days Past Due (MaxDaysOver)
As instructed by the Company, we recomputed the Days Past Due as follows:

(i)                    if the paid through date set forth in the Company’s Customer Express System was prior to the due date set forth in the Company’s Customer Express System, we recomputed the number of days past due as the number of days between and including the Cutoff Date and the due date set forth in the Company’s Customer Express System; and
(ii)                  if the paid through date set forth in the Company’s Customer Express System was on or after the Cutoff Date, we were instructed by the Company to assume the number of days past due to be zero.

We found the information listed above regarding the Selected Receivables in the Data File to be in agreement with the corresponding information in the respective Source Documents stated above.
C.
As instructed by the Company, we observed the Title Documents for each Selected Receivable listing the Company’s security interest in the motor vehicle was listed as BMW Bank of North America and named as the owner of the vehicle on any of the observed Title Documents.  If there were no Title Documents available and the State of Registration was on the Electronic Lien Title State List, the Company instructed us to perform the following procedures:  (i) observe that the Electronic Lien Title has been issued in the Company’s Customer Express System, and (ii) observe that the Company’s security interest in the motor vehicle was listed as BMW Bank of North America and named as the owner of the vehicle on the Registration Application.

We did not perform any procedures to determine if the Title Documents or the Registration Application complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest.
D.	We observed the original Motor Vehicle Installment Sale Contract and observed that each agreement was signed. We make no representation regarding the authenticity of the signatures.

II.	XML Data File Procedures
For each Selected Receivable, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the Source Documents, utilizing instructions provided by the Company (as applicable) to the corresponding information in the XML Data File. Where more than one Source Document is listed, we compared the Source Documents in the order listed below until such attribute was agreed.
Attribute (Field Name in the XML Data File)	Source Document(s)/Instruction
Receivable Number (ASSET_NUMBER)	Company’s Customer Express System
Origination Date (ORIGINATIONDATE)	Motor Vehicle Installment Sale Contract
Original Receivable Amount (ORIGINAL_LOAN_AMOUNT)	Motor Vehicle Installment Sale Contract
Original Term to Maturity (OriginalTerm)	Motor Vehicle Installment Sale Contract
Maturity Date (CONTRACTENDDATE)
Company’s Customer Express System, Motor Vehicle Installment Sale Contract
For purposes of comparing the Maturity Date, we were instructed by the Company to compare the month and year of the Maturity Date.

First Payment Date (FIRSTPAYMENTDATE)	Motor Vehicle Installment Sale Contract For purposes of comparing the First Payment Date, we were instructed by the Company to compare the month and year of the First Payment Date.
Subvented - Yes/No (Subvented)
Company’s Funding System, Loan Center System
For the purposes of identifying if a receivable was subvented (Subvented field was equal to 1, 2, or 98 as provided by the Company), we were instructed by the Company to perform the following procedure:
(i)             Using the Company’s Funding System, if the rate type was “Sales Support,” the receivable is considered to be “subvented.”
(ii)           Using the Company’s Funding System, if the rate type was “New,” we were instructed by the Company to consider the following:
a.       Using the Company’s Funding System, if the BMW Defined Rate was not equal to the rate on the Motor Vehicle Installment Sale Contract, the receivable is considered to be “subvented.”

Attribute (Field Name in the XML Data File)	Source Document(s)/Instruction
b. Using the Motor Vehicle Installment Sale Contract, if we observe a cash rebate was used, the receivable is considered to be “subvented.”
Vehicle Model (VEHICLE_MODEL_NAME)	Motor Vehicle Installment Sale Contract, Company’s Funding System
Vehicle Model Year (VEHICLE_MODEL_YEAR)	Motor Vehicle Installment Sale Contract
Vehicle Type (VehicleTypeCode)
Motor Vehicle Installment Sale Contract, Credit Application
We were instructed by the Company to utilize the following:
(i)                 Vehicle Type (VehicleTypeCode) of 1 equals a car;
(ii)               Vehicle Type (VehicleTypeCode) of 3 equals a SUV; and
(iii)            Vehicle Type (VehicleTypeCode) of 4 equals a motorcycle.

Original Vehicle Value (VEHICLE_VALUE_AMOUNT)	Company’s Funding System, Credit Application, Motor Vehicle Installment Sale Contract
FICO Credit Score (CREDIT_SCORE)	Company’s Credit System, Loan Center System
Co-lessee – Yes/No (COSIGNERINDICATOR)	Credit Application, Loan Center System
State of Registration (GEOGRAPHIC_LOCATION)	Title Documents
Remaining Term to Maturity (REMAINING_TERM_NUMBER)
As instructed by the Company, we recomputed the Remaining Term to Maturity using the Maturity Date contained in the Motor Vehicle Installment Sale Contract or the Company’s Express System and the Cutoff Date.

Monthly Base Payment Amount (REPORTING_PERIOD_NEXT_PAYMENT)	Company’s Customer Express System, Motor Vehicle Installment Sale Contract, Modification Letter
Days Past Due (CURRENT_DELINQUENCY_STATUS)
As instructed by the Company, we recomputed the Days Past Due as follows:

(i)                   if the paid through date set forth in the Company’s Customer Express System was prior to the due date set forth in the Company’s Customer Express System, we recomputed the number of days past due as the number of days between and including the Cutoff Date and the due date

Attribute (Field Name in the XML Data File)	Source Document(s)/Instruction

set forth in the Company’s Customer Express System; and
(ii)                  if the paid through date set forth in the Company’s Customer Express System was on or after the Cutoff Date, we were instructed by the Company to assume the number of days past due was zero.

We found the information listed above regarding the Selected Receivables in the XML Data File to be in agreement with the corresponding information in the respective Source Documents stated above.
There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and XML Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
The procedures performed were applied based on the information indicated in the Data File, XML Data File, Source Documents, and recomputation methodologies and instructions provided by the Company without verification or evaluation of such information, methodologies, or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information, methodologies, or instructions provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report as required by law or regulation.
/s/ KPMG LLP
McLean, Virginia
August 28, 2019

Exhibit A – The Selected Receivables

Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number
1	****341743	34	****952188	67	****152581
2	****348425	35	****963412	68	****187223
3	****464208	36	****963984	69	****206697
4	****480888	37	****964663	70	****207351
5	****497259	38	****970691	71	****214550
6	****599457	39	****993304	72	****218916
7	****610362	40	****010734	73	****220325
8	****634394	41	****013442	74	****220746
9	****657705	42	****021281	75	****230469
10	****667166	43	****022012	76	****241446
11	****677114	44	****024319	77	****243722
12	****724279	45	****036046	78	****259900
13	****768075	46	****045116	79	****261920
14	****795396	47	****048061	80	****262438
15	****798226	48	****050462	81	****267352
16	****826405	49	****054926	82	****269183
17	****854384	50	****067734	83	****272756
18	****860574	51	****073974	84	****274486
19	****861027	52	****076142	85	****280035
20	****864185	53	****081261	86	****303400
21	****864778	54	****082325	87	****306015
22	****872574	55	****085465	88	****307182
23	****874998	56	****088240	89	****308917
24	****877921	57	****089315	90	****311082
25	****885557	58	****090386	91	****312166
26	****890911	59	****110028	92	****327849
27	****902183	60	****114862	93	****335286
28	****903696	61	****115128	94	****350150
29	****914778	62	****115628	95	****354123
30	****920900	63	****118639	96	****357325
31	****927540	64	****118887	97	****365674
32	****934114	65	****128051	98	****386304
33	****936175	66	****133984	99	****391010
				100	****391731